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                           PURCHASE AND SALE AGREEMENT

         This Purchase and Sale Agreement (this "AGREEMENT") is made as of this 31st day of March, 2006, by and between AMERICAN RAILCAR LEASING, LLC (ARL), ("BUYER"), a corporation organized under the laws of the State of Delaware, and AMERICAN RAILCAR INDUSTRIES, INC. ("SELLER"), a corporation organized under the laws of the State of Delaware. Seller is a manufacturer of railroad rolling stock that Buyer desires to purchase and Seller desires to sell.

         For and in consideration of the premises and the mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Buyer and Seller hereby agree as follows:

         1. Sale of Railcars; Scope of Work.

                  (a) Subject to the provisions hereof, Seller agrees to manufacture and sell to Buyer railcars of the types described in Exhibit A attached hereto (individually, a "CAR", and collectively the "CARS"), and Buyer agrees to purchase Cars from any such types. Except as otherwise provided in this Agreement, Seller shall furnish all labor, materials and equipment required to manufacture the Cars at its manufacturing facility or facilities listed on Exhibit A hereto (hereinafter referred to as "SELLER'S PLANT").

                  (b) In the calendar year 2007, Seller hereby offers to sell to Buyer and Buyer agrees to buy from Seller, 1,000 tank cars consisting of any combination and number of types identified on Exhibit A hereto ("OFFERED CAR TYPES"). The obligation of Seller to offer and the obligation of Buyer to purchase Cars in 2007 or 2008 year are subject to the provisions of this Agreement. Buyer shall not be obligated to order any percentage or number of Cars from any particular Offered Car Types provided that Buyer orders Cars which conform to one or more Offered Car Types. The parties shall execute a separate Schedule with respect to specific Car purchases under this Agreement. Each Schedule shall incorporate the provisions of this Agreement and the numbers and particulars of the Cars to be ordered, delivery dates, any special terms and pricing.

         In addition, Buyer, subject to any ***, if any, *** shall have the option to purchase up to 300 hopper cars to the extent production capacity at the Paragould Facility be beyond the current committed production track schedule as a result of the currently contemplated Paragould expansion. At such time as Seller determines such production capacity shall be available, Seller shall, pursuant to this option and subject to any ***, if any, offer to Buyer such production capacity. Seller shall make such offer to Buyer ***. Car types shall be consistent with production types and schedules as contemplated herein.

         Buyer shall also have the option to purchase at least one thousand (1,000) tank cars and at least four hundred (400) hopper cars for the 2008 fiscal year under same terms and conditions as this contract. This option will expire on *** unless exercised in writing by the Buyer prior to that date.



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                                                   [Purchase and Sale Agreement]

         2. Purchase Price.

                  (a) The actual purchase price ("PURCHASE PRICE") shall be the lower of (i) the Adjusted Purchase Price, as hereinafter defined, or (ii) the then-current Market Price, as hereinafter defined, in each case, as in effect at the time such Purchase Order is placed. The base purchase price of the Cars (the "BASE PURCHASE Price") as of March 2006 for each Offered Car Type shall be as set forth in Exhibit A hereto. The Base Purchase Price is firm and subject to escalation or other adjustment after the date of this Agreement only as provided in this Agreement. The Base Purchase Price shall be ***. The Base Purchase Price, as increased or decreased pursuant to the provisions of this Agreement, is referred to as the "ADJUSTED PURCHASE PRICE". Neither the Adjusted Purchase Price nor any Market Price includes any state or local sales, use or other similar taxes, and any such sales, use or similar tax arising out of this transaction, if any, shall be paid by Buyer together with the Base Purchase Price. Seller shall sell Cars to Buyer at the lesser of the Adjusted Purchase Price or the best current market price ("MARKET PRICE") determined on a "most favored nations" basis; ***.

                  (b) At the time of execution of each Schedule and Purchase Order, Seller shall provide Buyer the Market Price for the delivery period quoted. "Most favored nations" pricing, for the purpose of this Agreement, is defined as the lowest price of an Offered Car Type offered by Seller to the market place.

                  (c) Seller shall also inform Buyer in connection with the execution of each Schedule, of Seller's estimated adjustments to the relevant Base Purchase Price. Seller shall inform Buyer promptly of its final determination of the Adjusted Purchase Price and, in any event, prior to rendering any Seller's invoice with respect to such Schedule. *** No adjustments shall be made in any Price for changes in any of the following: ***.

                  (d) *** by Buyer and/or a mutually acceptable third party ***

         3. Specifications ***. The Cars shall be constructed in a good and workmanlike manner in accordance with the specifications described on Exhibit B hereto, as the same may be hereafter amended or supplemented from time to time (the "SPECIFICATIONS"). The Cars will be built in accordance with all then current Federal Railroad Administration, American Association of Railroads and United States Department of Transportation design, testing and approval requirements for new Cars.

         Seller shall construct and equip each Car with components and appurtenances identified on *** attached hereto as Exhibit C. ***

         4. Buyer's Option to Modify Order. Within ten (10) days of the placement of each Purchase Order, Seller shall give Buyer written notice of the date on which Seller will commence manufacture of each type of Car ("MANUFACTURE START DATE"). Buyer will have the option to change either the quantity or type of Car to be purchased subject to the following conditions:

                  (a) The option must be exercised no later than *** prior to any Manufacture Start Date by Buyer notifying Seller in writing of the change.



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                  (b) If Buyer elects to change the quantity only,

                           (i) the total number of Cars to be purchased must
remain the same,

                           (ii) the price of each type of Car purchased as well
as the specifications for the Cars shall remain the same, and

                           (iv) Seller may reasonably modify the delivery
schedule in the event that Seller requires additional time to manufacture the Cars with respect to which the order has been changed.

                  (c) If Buyer elects to change the quantity and type of Car,

                           (i) the total number of Cars to be purchased must
remain the same,

                           (ii) any change in the type of Car may only be to a
type of Car that Seller currently manufactures or to a type that it manufactures at the time Buyer notifies Seller of its election to change the type of Car,

                           (iii) the *** with respect to which the order has
been changed as well as the *** shall be ***, and

                           (iv) Seller may reasonably modify the delivery
schedule in the event that it requires additional time to manufacture the Cars with respect to which the order has been changed.

         5. Delivery and Terms of Payment.

                  (a) If, with respect to Offered Car Types covered under this Agreement, Seller is unable to meet engineering specifications required by Buyer, the quantity of Cars that Seller is unable to provide will be deducted from the Railcar Quantity Obligations. From time to time in any Agreement Year of the term of this Agreement, Seller may be ***.

                  (b) Unless otherwise agreed in writing, delivery of the Cars shall be F.O.B. Seller's Plant not later than *** following the date of the Purchase Order therefore. After a Certificate of Acceptance (as hereinafter defined) has been executed with respect to a Car, such Car will be shipped from Seller's Plant to the railroad interchange designated in Exhibit A hereto (the "INTERCHANGE POINT"), and Seller shall invoice Buyer for payment of the Purchase Price. Unless otherwise agreed, Seller shall, at its expense, deliver the Cars to the Interchange Point and all subsequent switching and transportation charges shall be for Buyer's account. Payment by Buyer of Seller's invoice shall be due *** after Buyer's receipt thereof. Title to a Car shall pass to Buyer upon payment in full for such Car. Following receipt of payment for a Car, Seller shall deliver to Buyer a bill for sale for such Car substantially in the form of Exhibit D hereto.



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         6. Force Majeure. In the event that Seller is unable to deliver a Car to Buyer within *** after the date of a Purchase Order therefore as a result of a Force Majeure Event, Buyer shall have the option to notify Seller that it will not purchase such Car(s) as to which delivery has been delayed, and the Railcar Quantity Obligations in that Agreement Year shall be reduced by the number of Cars that Seller is unable to deliver, the Purchase Price will be reduced accordingly for each Car that Buyer has elected not to purchase, and such omitted Car will not be deemed a "Car" under this Agreement. As used herein, a "Force Majeure Event" shall mean and include any delays in the delivery of any Car caused by strikes, lockouts (other than lockouts by Seller) or other labor disturbances; shortages or late delivery of material (due to no fault of Seller); unavailability, interruptions or inadequacy of fuel supplies; acts of God; war, preparation for war or other acts or interventions the military or other governmental agencies, governmental regulations; priorities given to defense orders; riot, embargoes, sabotage, act of terrorism, vandalism, malicious mischief, landslides, floods, hurricanes, earthquakes, collisions or fires; delays of subcontractors or of carriers by land, sea or air (due to no fault of Seller); quarantine restrictions, shortages of labor or components and any other circumstances or cause beyond Seller's reasonable control.

         7. Inspection and Acceptance; Failure to Deliver. Seller shall give Buyer, and/or its designated agent, reasonable opportunity to inspect the Cars during construction at Seller's Plant during normal operating hours or at such other time as may be mutually agreed. Prior to shipment of a Car, Buyer and Seller shall mutually agree on a date for Buyer's inspection of such completed Car and the execution of a certificate of acceptance ("CERTIFICATE OF ACCEPTANCE") in the form of Exhibit E hereto. If Buyer determines that a Car appears to have been manufactured according to the applicable specifications and is in acceptable condition for delivery (hereinafter, a "CONFORMING CAR"), Buyer shall execute a Certificate of Acceptance. In the event Buyer does not attend such inspection, or Buyer and Seller cannot mutually agree on an inspection date to occur within three (3) days of the date of shipment of the Car, Seller is authorized and empowered to inspect the Car and execute a Certificate of Acceptance on Buyer's behalf if it determines that the Car is a Conforming Car. If Buyer notifies Seller that a Car does not conform to the specifications applicable to that Car (hereinafter a "NON-CONFORMING CAR"), it shall be Seller's obligation to make the Car a Conforming Car. The execution of a Certificate of Acceptance shall not preclude Buyer from asserting a claim for a breach of Seller's Car warranty contained in Section 9 herein within the applicable warranty period or that a Car was not manufactured in accordance with the applicable Specifications.

         If Seller is unable to provide a Conforming Car within *** of the scheduled delivery date for any reason whatsoever other than a Force Majeure Event or as a result of a delay caused by Buyer, ***.

         8. No Liens or Claims of Third Parties. Seller hereby represents and warrants to Buyer that: (a) Seller is the sole owner of the Cars and has good and marketable title to all of the Cars, free and clear of all liens, claims, demands, charges, security interests, privileges, pledges or other encumbrances ("LIENS") other than the Liens created by Buyer and that Seller will convey to Buyer good and marketable title to the Cars being sold free and clear of all Liens of every nature and kind whatsoever other than Liens created by Buyer; and
(b) neither Seller's rights in



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the Cars, nor the Cars, are subject to any contract, agreement, or understanding, whether written or oral, which provides for any remarketing, residual sharing or similar arrangement or which would be binding upon or enforceable against Buyer, the Cars, or the proceeds of any sale, lease or any disposition of any thereof.

         9. Seller's Car Warranty; Car Cleaning. Seller warrants that each Car will be free from defects in material and workmanship under normal use and service for a period of *** from the Closing Date and will be manufactured in accordance with the applicable Specifications. With respect to parts and materials manufactured by others and incorporated by Seller in the Cars, such parts and material shall be covered only by the warranty, if any, of the manufacturer thereof, and Seller shall assign to Buyer any such warranty, to the extent assignable by Seller ***. Seller's obligations with respect to any Car for breach of this warranty is limited at its option, to either a credit or refund of the price of any non-conforming or defective component (or Car) or replacement or repair of such non-conforming or defective component (or Car) at Seller's Plant or at such other location as Seller shall designate in order to minimize Purchaser's transportation expenses. Seller's agreement set forth above to refund, repair or replace defective parts and materials (other than with respect to parts and materials manufactured by others and incorporated by Seller in the Cars, the remedy for which is provided for above in this Section 9) shall be Buyer's sole and exclusive warranty liability with respect to the Cars that are defective in any respect or that fail to conform to any express or implied warranty, and Seller will not in any event be liable for the cost of any labor or transportation charges expended on or in connection with the repair, replacement or return of any component (or Car) or, except as provided herein, for any special, indirect, incidental or consequential damages.

         THIS WARRANTY IS EXPRESSLY IN LIEU OF ALL OTHER WARRANTIES EXPRESS OR IMPLIED, INCLUDING ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. BUYER ACKNOWLEDGES THAT ITS SOLE REMEDY FOR BREACH OF THIS WARRANTY BY SELLER IS AS PROVIDED ABOVE AND, EXCEPT AS PROVIDED HEREIN, SELLER SHALL NOT BE LIABLE FOR ANY SPECIAL, INDIRECT OR OTHER INCIDENTAL OR CONSEQUENTIAL INJURY OR DAMAGE; PROVIDED, HOWEVER, NOTHING CONTAINED HEREIN SHALL LIMIT SELLER'S LIABILITY TO BUYER FOR CLAIMS OF CONTRIBUTION, IN TORT, PRODUCTS LIABILITY, OR ARE BASED ON ACTS OR OMISSIONS OF SELLER WITHOUT ANY GROSS NEGLIGENCE ON THE PART OF BUYER.

         THIS WARRANTY IS CONDITIONED UPON COMPLIANCE BY BUYER AND ALL OTHER USERS OF THE CARS WITH OPERATION, LOADING, USE, HANDLING, MAINTENANCE AND STORAGE IN ACCORDANCE WITH GOOD COMMERCIAL PRACTICES OF THE RAILROAD INDUSTRY. SELLER SHALL NOT BE RESPONSIBLE FOR FAILURES CAUSED BY MISLOADING, OVERLOADING, OVERHEATING, IMPROPER CLEANING, PHYSICAL ABUSE, ACCIDENT, DERAILMENT OR FOR OTHER DAMAGE CAUSED BY FIRE, FLOOD OR OTHER EXTERNAL CONDITIONS UNRELATED TO THE MANUFACTURE OF THE CAR, OR FOR NORMAL WEAR AND TEAR.



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         In general, Cars shall be delivered clean and free from debris or other matter. Certain of the Cars may require that particular cleaning procedures be followed. Any such procedures and the Cars to which such procedures apply shall be described on Exhibit F hereto. Prior to delivery, the Cars shall be cleaned so as to be free from debris or other matter and in accordance with the procedures, if any, described on Exhibit F hereto. Notwithstanding the fact that a Certificate of Acceptance has been executed with respect to a Car, if a Car is not clean prior to first load by Buyer's customer so as to make it suitable for loading the commodities described on Exhibit F hereto, then Buyer and Seller may jointly inspect the Car or Cars in question. Seller will either pay, or reimburse Buyer, for the expenses to clean any such Car, up to a maximum of *** per car, provided, however, Seller's payment or reimbursement obligation will not apply if the Car is not clean because foreign matter was introduced while in transit or through loading operations or other actions of third parties.

         10. Sales Tax. Buyer shall pay, and shall indemnify and hold Seller harmless on an after-tax basis against, all sales, use, transfer or similar taxes (and any fines, penalties, additions to tax or interest relating thereto), if any, imposed or assessed on or with respect to the sale and the transfer of the Cars as contemplated herein.

         11. No Finder. Each party represents and warrants to the other that neither it nor any party acting on its behalf has paid, or become obligated to pay, or committed any other party to pay any fee or commission to any broker, finder or intermediary for or on account of the transactions contemplated by this Agreement.

         12. Patents. In lieu of any other warranty by Seller against patent infringement, statutory or otherwise, Seller agrees to defend, hold harmless and indemnify Buyer against all claims, demands, losses, suits, damages, liabilities and expenses (including reasonable attorneys' fees) arising out of any suit, claim, or action for actual or alleged direct or contributory infringement of, or inducement to infringe, any patent, trademark, copyright or other intellectual property right by reason of the manufacture, use or sale of the Cars unless such actual or alleged infringement arises out of the compliance with designs, instructions or specifications furnished by Buyer. In case the Cars or any part thereof are held to constitute such infringement or the use thereof is enjoined, Seller shall, at its option ***, take one of the following three corrective actions (each, a "CORRECTIVE ACTION"): (a) procure for Buyer the right to continue using the Cars or part thereof, (b) replace the Cars or part thereof with a non-infringing Car or part thereof, or (c) take such measures as may be required to make the Cars or part thereof non-infringing, in which event Buyer shall deliver the Cars to Seller for that purpose. In the event that Seller fails to effect a Corrective Action *** after Buyer's written request, Seller shall ***. The foregoing states Seller's entire liability with respect to any patent infringement by the Cars or part thereof.

         13. Expenses. Whether or not the transactions contemplated hereby are consummated, each party hereto shall pay its own expenses in connection with this Agreement and the transactions contemplated hereby, including, without limitation, the fees and disbursements of its counsel.



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         14. Entire Agreement. This Agreement and the Exhibits hereto contain the entire agreement and understanding between the parties hereto with respect to the subject matter contained herein and therein and supersede all prior agreements, understandings and representations, oral or written; provided, however, that, with respect to any orders for railcars made by ARL prior to the date of this Agreement, such orders shall remain subject to the terms and conditions of such orders. No modification, limitation or release of any of the terms and conditions contained herein or in the Exhibits hereto shall be made except by mutual agreement to that effect in writing and signed by the parties hereto.

         15. Governing Law. THIS AGREEMENT SHALL BE DEEMED TO HAVE BEEN MADE IN THE STATE OF NEW YORK, SHALL BE CONSTRUED IN ACCORDANCE WITH, AND THE RIGHTS AND LIABILITIES OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, THE LAWS OF SUCH STATE, WITHOUT REGARD TO ITS CONFLICTS OF LAW DOCTRINE, AND THIS AGREEMENT SHALL BE DEEMED IN ALL RESPECTS TO BE A CONTRACT OF SUCH STATE. BOTH PARTIES CONSENT TO THE JURISDICTION OF THE STATE AND FEDERAL COURTS SITTING IN NEW YORK, NEW YORK, FOR ANY ACTION THAT MAY BE BROUGHT UNDER THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

         16. Notice. All communications under this Agreement shall be in writing or by a telecommunications device capable of creating a written record, and any such notice shall become effective (a) upon personal delivery thereof, including, without limitation, by overnight mail and courier service, (b) five
(5) days after the date on which it shall have been mailed by United States mail (by certified mail, postage prepaid, return receipt requested), or (c) in the case of notice by such a telecommunications device when properly transmitted, addressed to each party at the following addresses:


                           If to Seller:

                           American Railcar Industries, Inc.
                           100 Clark Street
                           St. Charles, MO 63301
                           Attn: Alan C. Lullman, Senior Vice President
                           Facsimile No.:  (636) 940-6044

                           If to Buyer:

                           American Railcar Leasing, LLC
                           620 North Second Street
                           St. Charles, MO  63301
                           Attn:  Brian Evdo, Vice President Marketing
                           Facsimile No.:  (636) 940-5020

Or to any other address as may be given by any party to the other by notice pursuant to the provisions of this Section 16.



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         17. Waivers and Amendments; Non-Contractual Remedies; Preservation of
Remedies. This Agreement may be amended, superseded, modified, supplemented or terminated, and the terms hereof may be waived, only by written instrument signed by the parties or, in the case of a waiver, by the party waiving compliance. No delay on the part of any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof. No waiver on the part of any party of any such right, power or privilege, nor any single or partial exercise of any such right, power or privilege, shall preclude any further exercise thereof or the exercise of any other such right, power or privilege. The rights and remedies herein provided are cumulative and are not exclusive of any rights or remedies that any party may otherwise have at law or in equity.

         18. Binding Effect; Assignment. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns. No assignment of this Agreement or of any rights hereunder shall relieve the assigning party of any of its obligations or liabilities hereunder. This Agreement, and the certificates, schedules, annexes and other documents executed and delivered at the closing in connection herewith are the complete agreement of the parties regarding the subject matter hereof and thereof and supersede all prior understandings (written or oral), communications and agreements; provided, however, that, with respect to any orders for railcars made by ARL prior to the date of this Agreement, such orders shall remain subject to the terms and conditions of such orders.

         19. Counterparts. This Agreement may be executed by the parties in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

         20. Severability. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be effective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement, and the remainder of such provision and the remaining provisions of this Agreement shall be interpreted, to the maximum extent possible, so as to conform to the original intent of this Agreement.

         21. Indemnification. Each party agrees that it shall indemnify and hold harmless the other party from and against any loss, claim, damage or expense (including attorneys' fees and costs) attributable to a breach by such party of any of its obligations, representations or warranties contained herein.

         22. Non-Disclosure. Seller agrees that the information contained in this Agreement as well as other information provided to Seller by Buyer in connection with Buyer's purchase of the Cars (including but not limited to the price, type and number of railcars to be purchased, particular configurations, designs or modifications, delivery locations and identity of Buyer's customers and parties to whom the Cars are to be delivered) is confidential and, except as provided in this Agreement or required by Seller in order to fulfill the terms and conditions of Buyer's purchase, Seller shall not disclose any thereof to any third party. Seller shall similarly



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treat any information provided to Seller by Buyer in connection with the purchase of the Cars prior to or subsequent to the date of this Agreement as confidential in accordance with the terms hereof. All of the foregoing is hereinafter referred to as the "Confidential Information." In particular, Seller agrees that it will not disclose any of the Confidential Information to any affiliate of Seller engaged in the leasing of railcars or in the management of railcars or to the employees, officers or directors of any such affiliate

         Neither party, without the prior written consent of the other, shall issue any press release or make any other public announcement or statement relating to Buyer's purchase of the Cars or containing any Confidential Information.

         Notwithstanding the foregoing, Confidential Information shall not include: (a) such information as is required to be made to UMLER and the Association of American Railroads, (b) such information as is required to be disclosed by law (including applicable securities laws), court or governmental agency or authority, (c) such information as is required by either party's accountants, auditors, insurance carriers or other legal or financial advisors, and (d) information that becomes known to a party on a non-confidential basis from a source as to which the party has no actual knowledge that such source was bound by a confidentiality agreement with respect to such information.

         Seller shall take reasonable security precautions, at least as great as the precautions it takes to protect its own confidential information, to keep confidential the Confidential Information, and will not otherwise use such Confidential Information for the benefit of any affiliate engaged in the leasing or management of railcars or other third party.

         Seller shall notify Buyer immediately upon discovery of any unauthorized use or disclosure of Confidential Information, and will cooperate with Buyer in every reasonable way to help Buyer regain possession and control of the Confidential Information, and prevent its further unauthorized use. Seller acknowledges that monetary damages may be inadequate to protect Buyer against actual or threatened breach of this Agreement with respect to the Confidential Information. Accordingly, Seller agrees that Buyer shall be entitled to seek injunctive relief for any such breach of Seller's obligations or representations under this Agreement with respect to the Confidential Information. BUYER STIPULATES, ACKNOWLEDGES AND AGREES THAT SELLER SHALL NOT BE LIABLE FOR ANY SPECIAL, CONSEQUENTIAL OR PUNITIVE DAMAGES FOR ANY BREACH OF THIS AGREEMENT WITH RESPECT TO THE CONFIDENTIAL INFORMATION BY SELLER OR BREACH OF SELLER'S REPRESENTATIONS HEREIN.

         23. Drawings. Buyer shall have the right to receive a copy of all drawings. Buyer agrees that all drawings and technical material, including specifications, descriptions and tolerances relating to the Cars or any components thereof supplied by Seller to Buyer (the "DRAWINGS"), are the exclusive property of Seller and contain confidential and proprietary information. By accepting the Drawings from Seller, Buyer agrees to limit its use of the Drawings solely to matters relating to Buyer's use of the Cars, including the repair and maintenance of the Cars. Buyer further agrees not to disclose the Drawings, or to disclose any information contained in or



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derived from the Drawings to any person, including but not limited to, any other manufacturer of Cars or components; provided, however, in the event Buyer sells any of the Cars, Buyer may deliver any Drawings relating to such Cars to the purchaser. Seller agrees on Buyer's written request, to provide Drawings to any car repair shop reasonably satisfactory to Seller or other party reasonably satisfactory to Seller (other than another manufacturer of Cars or components) provided that such car repair shop or other party agrees in advance, in writing, to be bound by confidentiality provisions similar to those contained herein and reasonably satisfactory to Seller.

         24. Termination. Without prejudice to any other right or remedy:

                  (a) Either party may terminate this Agreement by written notice to the other party in the event that:

                           (i) the other party should breach this Agreement and
such breach shall not be remedied within *** of the giving of notice of the breach; or

                           (ii) a petition or complaint in bankruptcy or for
reorganization is filed by or against the other party or the other party becomes insolvent.

         25. Paragraph Headings. The paragraph headings contained in this Agreement are for convenience of reference only and shall not effect in any way the meaning or interpretation of this Agreement.

***

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         IN WITNESS WHEREOF, Seller and Buyer have executed this Agreement as of the day and year first hereinabove set forth.


                                       SELLER:


                                       AMERICAN RAILCAR INDUSTRIES, INC.


                                       BY:    /S/ JAMES J. UNGER
                                              ----------------------------------
                                       TITLE: PRESIDENT AND CEO
                                              ----------------------------------


                                       BUYER:


                                       AMERICAN RAILCAR LEASING, LLC


                                       BY:    /S/ UMESH CHOKSI
                                              ----------------------------------
                                       TITLE: SENIOR VICE PRESIDENT
                                              ----------------------------------
                                              CFO AND TREASURER
                                              ----------------------------------



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                                  EXHIBIT A TO
                           PURCHASE AND SALE AGREEMENT


COVERED CAR TYPES:

Covered Hoppers:

3,256 cu ft suitable for cement service
6,224 cu ft suitable for plastic pellets
5,750 cu ft pressure differential covered hopper
5,001 cu ft pressure differential covered hopper
5,300 cu ft pressure differential covered hopper
3,300 cu ft pressure differential covered hopper

Tanks:

25,500 gallons general purpose
30,000 gallons general purpose
33,600 gallons pressure

Pricing for each of the cars described above shall be determined and approved by the Buyer at the time of executing a specific Schedule with respect to the purchase of such cars.


MARCH 2006 BASE PURCHASE PRICES

Covered Hoppers:

6,224 cu ft suitable for plastic pellets - ***


Tanks:


30,000 gallons spec. 06-ARL-002-B  -  ***
33,600 gallons spec. 06-ARL-003-A  -  ***


If Buyer successfully executes lease arrangements with customers for specialty Cars (those outside the above Offered Car Types) and Buyer elects to utilize Seller as the builder, those Cars may count toward the Railcar Quantity Obligations.

The above prices include current estimate of surcharges and lining for the covered hoppers for plastic pellets and for the pressure differential covered hoppers. These selling prices are subject



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to steel surcharges, specialty surcharges and material cost increases applicable at time of production.

If Buyer documents that Seller's lowest Purchase Price is ***, Buyer may exit from its Railcar Quantity Obligations by that amount unless Seller chooses to match the lower price.

MANUFACTURING LOCATION:

Seller's Plant, Paragould, Arkansas, or
Marmaduke, Arkansas

INTERCHANGE POINT:


-----------------------------

-----------------------------




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                                  EXHIBIT B TO
                           PURCHASE AND SALE AGREEMENT

                                 SPECIFICATIONS

         To be provided at time of execution of separate Schedule for specific car purchases per paragraph "(1)".



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                                  EXHIBIT C TO
                           PURCHASE AND SALE AGREEMENT

                                       ***

***



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                                  EXHIBIT D TO
                           PURCHASE AND SALE AGREEMENT

                              WARRANTY BILL OF SALE

         American Railcar Industries, Inc., a Delaware corporation (the "SELLER"), in consideration of the sum of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, from AMERICAN RAILCAR LEASING, LLC, a Delaware corporation ("BUYER"), hereby grants, sells, assigns, conveys, transfers, delivers and sets over unto Buyer all of Seller's right, title and interest in and to the equipment identified in Schedule 1 attached hereto and made a part hereof, together with all parts, appurtenances or other property attached or installed on such items of equipment (collectively with and including such parts, appurtenances and other property, the "EQUIPMENT").

         To have and to hold to Buyer and its successors and assigns forever.

         This Warranty Bill of Sale is being delivered in connection with the Purchase and Sale Agreement between Seller and Buyer, dated as of ____________, ____. Seller hereby warrants to Buyer and its successors and assigns on the date hereof that Seller is the lawful owner of good and marketable legal and beneficial title to the Equipment, that Seller has the right to sell the same, that good and marketable title to the Equipment is conveyed to Buyer free and clear of all claims, liens, security interests, encumbrances and rights of others of any nature whatsoever arising prior to the delivery of the Equipment hereunder, except any claims, liens, security interests and other encumbrances arising from, through or under Buyer, and Seller covenants that it shall warrant and defend such title to the Equipment against all such claims and demands whatsoever.


            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.]



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         IN WITNESS WHEREOF, Seller has caused this Warranty Bill of Sale to be duly executed by its officer thereunto duly authorized on this ____ day of _______, 200_.


                                          AMERICAN RAILCAR INDUSTRIES, INC.


                                          By:
                                              ----------------------------------
                                              Name:
                                              Title:


STATE of _____________     )
                           )       SS:
COUNTY OF __________       )


       On this ___ day of _______, 200_, before me personally appeared ___________________, to me personally known, who, being by me duly sworn, says that he is a _______________ of American Railcar Industries, Inc., and that the foregoing Warranty Bill of Sale was signed on behalf of said corporation by authority of its Board of Directors. Further, he acknowledged that the execution of the foregoing Warranty Bill of Sale was the free act and deed of said corporation.


                                        ----------------------------------------
                                        Notary Public



[Notarial Seal]


My commission expires: ___________



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                                  EXHIBIT E TO
                           PURCHASE AND SALE AGREEMENT

                            CERTIFICATE OF ACCEPTANCE


Contract/Order No: _______________                   Certificate No.: __________

Place Accepted: _____________
Date Accepted: _____________

I, the duly authorized representative of American Railcar Leasing LLC, ("BUYER"), under the Purchase and Sale Agreement, dated March 31, 2006 (the "AGREEMENT"), for the purpose of accepting and inspecting the following Cars, hereby certifies that the Cars have been inspected, approved, delivered, received and accepted on behalf of Buyer or its assigns and found to be in apparent good order and running condition and in apparent conformance with applicable specifications and drawings. The execution of this Certificate of Acceptance shall not relieve American Railcar Industries, Inc. ("SELLER"), of its duty or decrease its responsibility to produce and deliver the Cars in accordance with the terms, including warranties, contained in the Agreement.

Description of Cars        Quantity          Light Weight            Reporting Marks
---------------------    ------------      ----------------       ----------------------



Capitalized terms used herein and not otherwise defined shall have the meaning given to them in the Agreement.






----------------------------------------------------
Authorized Representative of
American Railcar Leasing, LLC



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                                  EXHIBIT F TO
                           PURCHASE AND SALE AGREMENT


Special Cleaning Procedures:

Commodities to be Loaded:




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